FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          April 11, 2000



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On April 11, 2000, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions, labor costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways' products; demand for air transportation in the markets served by US Airways'; other operational matters discussed below; the impact of the 30-day cooling off period and potential cessation of operations associated with the flight attendant negotiations and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated April 11, 2000








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: April 11, 2000        By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: April 11, 2000        By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)























Exhibit 99

                         April 11, 2000


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update and the Company's Fleet Plan Forecast for 2000. In addition to the attached information, we would like to update you on the factors influencing the Company's projected loss for the first quarter of 2000.

     As you are aware, US Airways' financial performance was under pressure during the quarter. This was due, in large part, to uncertainty associated with our flight attendant negotiations and rising fuel costs. Our revenue performance in the quarter was negatively affected by the impact of passengers booking away from us due to the 30-day cooling off period associated with the labor negotiations with our flight attendants and the related potential cessation of operations. Mainline passenger unit revenue for the quarter is expected to decline approximately 7%. Fuel costs are expected to rise approximately $140 million for the quarter. Further, the Company expects to report a book tax rate of about 35% during the quarter (exclusive of the change in accounting method for Dividend Miles, which was recorded net of tax), compared to a rate of 40% during the first quarter of 1999. This decline in our tax rate is driven by the first quarter loss position, offset by tax assumptions with regard to permanent tax differences. Taking these factors into account, the Company expects a significant loss for the quarter. In addition, the Company previously disclosed it will recognize a charge of $103 million, net of applicable taxes, for the cumulative effect of accounting change for Dividend Miles.

     As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                       April 2000
                                                                Year-over-Year Percentage Change
                                              ---------------------------------------------------------------------
Selected Operating and Financial Statistics     March (Actual)      April         May          June        FY 2000
-------------------------------------------     --------------      -----        -----         ----        -------
Available Seat Miles - Scheduled Service
  -Domestic                                           8.7 %           9.0 %       10.9 %       10.8 %        8.7 %
  -International                                      2.9             7.9         20.6         30.2         24.3
                                                      ---            ----         ----         ----         ----
Total                                                 8.1 %           8.8 %       12.0 %       13.0 %       10.5 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                           3.1 %           3.8 %        9.3 %        8.7 %        6.7 %
  -International                                     (0.8)            8.6         12.4         28.5         19.9
                                                     ----            ----         ----         ----         ----
Total                                                 2.6 %           4.4 %        9.7 %       11.4 %        8.4 %

Passenger Load Factor                                (3.7) points    (3.0) points (1.5) points (1.1) points (1.4) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                              137.0 %          80.0 %       61.0 %       49.0 %       35.0 %


Fleet Additions*
  -A320 Family                                          2               3            2            4           50
  -A330                                                 1               2            1            1            7
                                                       --              --           --           --           --
Total                                                   3               5            3            5           57



Fleet Retirements*

  -B737-200                                             0               0            1            0           17
  -B727-200                                             0               0            0            0            4
  -DC9-30                                               0               0            2            1           11
                                                       --              --           --           --           --
Total                                                   0               0            3            1           32

* Includes equipment operated by Shuttle, Inc.


Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                    US AIRWAYS FLEET PLAN

                                                          April 2000


                                                             Number of Aircraft: Year End 2000
                          Fleet Count as       ----------------------------------------------------------------
Fleet Type*                of 3/31/2000        Average Seats  Average Age (yrs.)  Owned      Leased       Total
-----------               --------------       -------------  ------------------  -----      ------       -----

A330                              1                 266               0.7             7           0           7
B767-200                         12                 203              11.5             8           4          12
B757-200                         34                 182              10.2            23          11          34
B727-200                          4                   0               0.0             0           0           0
B737-400                         54                 144              11.0            19          35          54
MD-80                            31                 141              18.8            15          16          31
B737-300                         85                 126              13.7            11          74          85
B737-200                         59                 116              18.0            39           3          42
DC9-30                           33                 100              25.6            17           2          23
F-100                            40                  97              10.1            36           4          40
A320 Family                      46                 128               1.1            49          41          90
                                ---                 ---              ----           ---         ---         ---
Average Total Aircraft          399                 134              11.0           224         190         418




* Includes equipment operated by Shuttle, Inc.


Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





